Vanguard U.S. Multifactor Fund
Supplement to the Prospectus and Summary Prospectus Dated
February 13, 2018
Vanguard U.S. Multifactor Fund is not presently available for investment.

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Vanguard Marketing Corporation, Distributor.	PS 516 022018